Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report June 17, 2014 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean Scepter: 639-day term

Ocean Lexington: 1,189-day term

Ocean Star: Term extension

	Water[1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type[2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	2Q14 E	3Q14 E	4Q14 E	Comments
									Totals:	395	256	234

Gulf of Mexico - U.S. (6)
Ocean King	300	JU IC	1973	US GOM	Gomex Energy	130,000	mid Mar 2014	mid Aug 2014	Three wells + one unpriced option well		12		UWILD
Ocean Titan	300	JU 15K IC	1974	Mexico	—	—	mid Apr 2014	late Jun 2014	5-Year Special Survey	70			5-Year Special Survey
				US GOM			late Jun 2014	—	Mobe to US GOM; actively marketing
Ocean Saratoga	2,200	SS	1976	US GOM	LLOG	250,000	late Apr 2014	late Jun 2014	One well
Ocean Victory	5,500	SS 15K	1997	US GOM	—	—	early Mar 2014	early Apr 2015	Actively Marketing
				Trinidad	BP	398,000	early Apr 2015	early Apr 2017	2-year term + 1-year unpriced option
Ocean Onyx	6,000	SS 15K	2014	US GOM	Apache Corporation	490,000	mid Feb 2014	mid Jan 2015	1-year term + 1-year unpriced option
Ocean BlackHawk	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	late May 2014	late May 2019	5-year term + unpriced option
Gulf of Mexico - Mexico (5)
Ocean Nugget	300	JU IC	1976	Mexico	Pemex	97,000	early Jul 2013	mid Aug 2016	1,136-day term
Ocean Summit	300	JU IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term			12	UWILD
Ocean Scepter	350	JU 15K IC	2008	Mexico	Pemex	158,000	early Jun 2014	early Mar 2016	639-day term
Ocean Ambassador	1,100	SS	1975	Mexico	Pemex	211,445	early Mar 2014	early Mar 2016	730-day term
Ocean Yorktown	2,850	SS	1976	Mexico	Pemex	184,000	early Jan 2012	late Jul 2014	930-day term
North Sea / Mediterranean / W. Africa (8)
Ocean Nomad	1,200	SS	1975	UK	Dana Petroleum	330,000	mid Aug 2013	mid Aug 2015	2-year term + 2 x 6-month unpriced options
Ocean Guardian	1,500	SS 15K	1985	Ireland	Shell	265,000	mid Jul 2012	mid Jul 2014	2-year term
				UK	Shell	350,000	mid Jul 2014	mid Jul 2015	1-year term + 2 x 1-year unpriced options
Ocean Princess	1,500	SS 15K	1975	UK	EnQuest	300,000	late May 2014	late Jul 2014	One-well extension
				UK	Ithaca	345,000	late Jul 2014	late Aug 2014	One well
Ocean Vanguard	1,500	SS 15K	1982	UK	—	—	—	—	Available; Previous contract terminated as of May 30, 2014; Diamond Offshore disputes Statoil’s basis for terminating the contract and intends to defend its rights under the drilling contract.
Ocean Patriot	3,000	SS 15K	1983	UK	—	—	Oct 2013	Sep 2014	Enhancements for North Sea Operations; mobe to UK	91	77	0
				UK	Shell	400,511	Sep 2014	Sep 2017	3-year term + 2 x 1-year unpriced options
Ocean Valiant	5,500	SS 15K	1988	Canary Islands	—	—	—	—	Actively marketing
Ocean Endeavor	10,000	SS 15K	2007	Black Sea	ExxonMobil	—	late Jan 2014	Jun 2014	Mobilization and customer requested upgrades; Lump-sum payment received for mobe and shipyard time to be amortized to revenue during 18-month contract term.	91
				Black Sea	ExxonMobil	521,665	Jun 2014	Dec 2015	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6-month unpriced options.
Ocean Confidence	10,000	SS 15K DP	2001	Canary Islands	—	—	late Apr 2014	Apr 2015	Maintenance and mobe to location	71	92	92
				West Africa	Murphy	550,000	Apr 2015	Jan 2016	Resume interrupted contract + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water[1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type[2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	2Q14 E	3Q14 E	4Q14 E	Comments
Australasia (5)
Ocean General	3,000	SS	1976	Indonesia	Salamander	255,000	early Jun 2014	early Aug 2014	One well
Ocean Quest	4,000	SS 15K	1973	Vietnam	PVEP	198,900	late Apr 2014	early Dec 2014	Ten wells + three unpriced option wells
Ocean America	5,500	SS 15K	1988	Australia	Chevron	475,000	late Nov 2013	late May 2015	18-month term + 1-year unpriced option
Ocean Rover	8,000	SS 15K	2003	Malaysia	Murphy	465,000	early Mar 2014	early Mar 2016	2-year term + 1-year unpriced option
Ocean Monarch	10,000	SS 15K	2008	Indonesia	—	—	mid Jun 2014	late Jun 2014	mobe to location
				Indonesia	Total	420,000	late Jun 2014	early Aug 2014	One well + 90-day priced option
Brazil / S. America (12)
Ocean Spur	300	JU IC	1981	Ecuador	Saipem	30,000	mid Oct 2012	late Aug 2014	2-year bareboat charter + 2 x 6-month priced options
Ocean Lexington	2,200	SS	1976	Trinidad	BG Intl / Centrica	300,000	early Nov 2013	late Sep 2014	Ten wells
				GOM	—		late Sep 2014	early Dec 2014	Mobe and prep		10	70	Mobe and prep
				Mexico	Pemex	160,000	early Dec 2014	mid Mar 2018	1,189-day term
Ocean Concord	2,300	SS	1975	Brazil	Petrobras	247,788	early Jan 2008	mid Jun 2015	Remaining term (incl. 50% of potential 15% bonus)			60	5-Year Special Survey
Ocean Yatzy	3,300	SS DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-year term (incl. 50% of potential 10% bonus) + unpriced option		45		5-Year Special Survey
Ocean Winner	4,000	SS	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Worker	4,000	SS	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Alliance	5,250	SS 15K DP	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option	52			5-Year Special Survey
Ocean Star	5,500	SS 15K	1997	Brazil	Queiroz Galvão	310,000	mid May 2014	late Jul 2014	Term extension
Ocean Clipper	7,875	DS 15K DP	1997	Brazil	Petrobras	—	late May 2014	late Jun 2014	Mobe to Colombia
				Colombia	Petrobras	425,000	late Jun 2014	late Sep 2014	One well
				Colombia	Petrobras	—	late Sep 2014	mid Oct 2014	Mobe to Brazil
				Brazil	Petrobras	312,625	mid Oct 2014	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus)+ unpriced option
Ocean Baroness	8,000	SS 15K	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to 5-year term (incl. 50% of potential 5% bonus) + unpriced option
Ocean Courage	10,000	SS 15K DP	2009	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5-year term (incl. 50% of potential 6% bonus) + unpriced option	20			5-Year Special Survey
Ocean Valor	10,000	SS 15K DP	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to 5-year term + unpriced option		20		5-Year Special Survey

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water[1] Depth		Year[3]			Contract Dayrate		Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type[2]	Built	Location	Operator	(USD)		Start Date	End Date	Status	2Q14 E	3Q14 E	4Q14 E	Comments
Rigs Under Construction (5)
Ocean BlackHornet	12,000	DS 15K DP	2014	S. Korea	—	—		Q1 2011	late Q3 2014	Hyundai shipyard; commissioning; mobe; acceptance
				US GOM	Anadarko	495,000		late Q3 2014	Q3 2019	5-year term + unpriced option
Ocean BlackRhino	12,000	DS 15K DP	2014	S. Korea	—	—		Q2 2011	Q4 2014	Hyundai shipyard; commissioning; mobe; acceptance
Ocean BlackLion	12,000	DS 15K DP	2015	S. Korea	—	—		Q2 2012	Q2 2015	Hyundai shipyard; commissioning; mobe; acceptance
Ocean Apex	6,000	SS 15K	2014	Singapore	—	—		Q3 2012	late Q4 2014	Jurong shipyard; commissioning; mobe; acceptance
				Vietnam	ExxonMobil	485,000		Q4 2014	Q1 2015	One well
Ocean GreatWhite	10,000	SS 15K DP	2016	S. Korea	—	—		Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
					BP	585,000	*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions
COLD STACKED (4)
Ocean Spartan	300	JU IC	1980	US GOM	—	—		—	—	Stacked
Ocean New Era	1,500	SS	1974	US GOM	—	—		—	—	Stacked
Ocean Whittington	1,650	SS	1974	US GOM	—	—		—	—	Stacked
Ocean Epoch	3,000	SS	1977	Malaysia	—	—		—	—	Stacked

NOTES

(1.)	Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.
(2.)	Rig Type and capabilities: JU=Jack-up; SS=Semisubmersible; DS=Drillship; 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.
(3.)	Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.
(4.)	Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

UWILD=Under Water in Lieu of Dry-dock rig inspection.

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, future contract opportunites and termination rights, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning the termination of the Ocean Vanguard drilling contract, customer discussions and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.